Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces Results

for the Second Quarter Ended June 30, 2020

KIRKLAND, WASHINGTON, July 28, 2020-- Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced financial results for the quarter ended June 30, 2020.

●

Revenue was $186.2 million for the quarter ended June 30, 2020, a 12.3% increase from $165.8 million for the quarter ended March 31, 2020 and a 23.3% increase from $151.0 million for the quarter ended June 30, 2019.

●	GAAP gross margin was 55.1% for the quarter ended June 30, 2020, compared with 55.1% for the quarter ended June 30, 2019.

●

Non-GAAP (1) gross margin was 55.7% for the quarter ended June 30, 2020, excluding the impact of $0.6 million for stock-based compensation expense and $0.5 million for deferred compensation plan expense, compared with 55.6% for the quarter ended June 30, 2019, excluding the impact of $0.7 million for stock-based compensation expense and $0.1 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $74.6 million for the quarter ended June 30, 2020, compared with $63.1 million for the quarter ended June 30, 2019.

●

Non-GAAP (1) operating expenses were $50.7 million for the quarter ended June 30, 2020, excluding $20.4 million for stock-based compensation expense and $3.6 million for deferred compensation plan expense, compared with $40.3 million for the quarter ended June 30, 2019, excluding $22.0 million for stock-based compensation expense and $0.8 million for deferred compensation plan expense.

●	GAAP operating income was $28.0 million for the quarter ended June 30, 2020, compared with $20.1 million for the quarter ended June 30, 2019.

●

Non-GAAP (1) operating income was $53.0 million for the quarter ended June 30, 2020, excluding $21.0 million for stock-based compensation expense and $4.0 million for deferred compensation plan expense, compared with $43.7 million for the quarter ended June 30, 2019, excluding $22.7 million for stock-based compensation expense, $0.1 million for the amortization of acquisition-related intangible assets and $0.8 million for deferred compensation plan expense.

●	GAAP other income, net, was $5.2 million for the quarter ended June 30, 2020, compared with other income, net, of $2.2 million for the quarter ended June 30, 2019.

●

Non-GAAP (1) other income, net was $1.6 million for the quarter ended June 30, 2020, excluding $3.6 million for deferred compensation plan income, compared with $1.6 million for the quarter ended June 30, 2019, excluding $0.6 million for deferred compensation plan income.

●	GAAP income before income taxes was $33.2 million for the quarter ended June 30, 2020, compared with $22.3 million for the quarter ended June 30, 2019.

●

Non-GAAP (1) income before income taxes was $54.7 million for the quarter ended June 30, 2020, excluding $21.0 million for stock-based compensation expense and $0.5 million for deferred compensation plan expense, compared with $45.3 million for the quarter ended June 30, 2019, excluding $22.7 million for stock-based compensation expense, $0.1 million for the amortization of acquisition-related intangible assets, and $0.2 million for deferred compensation plan expense.

●

GAAP net income was $30.2 million and $0.64 per diluted share for the quarter ended June 30, 2020. Comparatively, GAAP net income was $20.7 million and $0.45 per diluted share for the quarter ended June 30, 2019.

●

Non-GAAP (1) net income was $50.6 million and $1.08 per diluted share for the quarter ended June 30, 2020, excluding stock-based compensation expense, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $41.9 million and $0.92 per diluted share for the quarter ended June 30, 2019, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects.

The financial results for the six months ended June 30, 2020 are as follows:

●	Revenue was $352.0 million for the six months ended June 30, 2020, a 20.4% increase from $292.4 million for the six months ended June 30, 2019.

●	GAAP gross margin was 55.1% for the six months ended June 30, 2020, compared with 55.1% for the six months ended June 30, 2019.

●

Non-GAAP (1) gross margin was 55.6% for the six months ended June 30, 2020, excluding the impact of $1.2 million for stock-based compensation expense and $0.4 million for deferred compensation plan expense, compared with 55.6% for the six months ended June 30, 2019, excluding the impact of $1.2 million for stock-based compensation expense and $0.1 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $135.1 million for the six months ended June 30, 2020, compared with $119.4 million for the six months ended June 30, 2019.

●

Non-GAAP (1) operating expenses were $96.7 million for the six months ended June 30, 2020, excluding $38.4 million for stock-based compensation expense, compared with $79.3 million for the six months ended June 30, 2019, excluding $37.5 million for stock-based compensation expense and $2.6 million for deferred compensation plan expense.

●	GAAP operating income was $58.9 million for the six months ended June 30, 2020, compared with $41.8 million for the six months ended June 30, 2019.

●

Non-GAAP (1) operating income was $98.9 million for the six months ended June 30, 2020, excluding $39.6 million for stock-based compensation expense and $0.4 million for deferred compensation plan expense, compared with $83.2 million for the six months ended June 30, 2019, excluding $38.7 million for stock-based compensation expense, $0.1 million for the amortization of acquisition-related intangible assets and $2.6 million for deferred compensation plan expense.

●	GAAP other income, net, was $3.5 million for the six months ended June 30, 2020, compared with other income, net, of $5.6 million for the six months ended June 30, 2019.

●

Non-GAAP (1) other income, net was $3.7 million for the six months ended June 30, 2020, excluding $0.2 million for deferred compensation plan expense, compared with $3.0 million for the six months ended June 30, 2019, excluding $2.6 million for deferred compensation plan income.

●	GAAP income before income taxes was $62.4 million for the six months ended June 30, 2020, compared with $47.4 million for the six months ended June 30, 2019.

●

Non-GAAP (1) income before income taxes was $102.6 million for the six months ended June 30, 2020, excluding $39.6 million for stock-based compensation expense and $0.6 million for deferred compensation plan expense, compared with $86.2 million for the six months ended June 30, 2019, excluding $38.7 million for stock-based compensation expense, and $0.1 million for the amortization of acquisition-related intangible assets.

●

GAAP net income was $65.9 million and $1.41 per diluted share for the six months ended June 30, 2020. Comparatively, GAAP net income was $46.9 million and $1.03 per diluted share for the six months ended June 30, 2019.

●

Non-GAAP (1) net income was $94.9 million and $2.03 per diluted share for the six months ended June 30, 2020, excluding stock-based compensation expense, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $79.8 million and $1.76 per diluted share for the six months ended June 30, 2019, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects.

The following is a summary of revenue by end market for the periods indicated (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
End Market	2020	2019	2020	2019
Computing and storage	$64,087	$41,590	$116,044	$80,778
Automotive	17,779	21,225	41,091	41,742
Industrial	26,592	22,438	51,829	43,778
Communications	30,095	21,968	57,965	44,150
Consumer	47,656	43,786	85,058	81,922
Total	$186,209	$151,007	$351,987	$292,370

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
Product Family	2020	2019	2020	2019
DC to DC	$176,113	$139,691	$332,988	$272,402
Lighting Control	10,096	11,316	18,999	19,968
Total	$186,209	$151,007	$351,987	$292,370

“We continue to grow year over year. We are excited about our design activities in the pipeline and expanding our reach in the new frontiers,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the third quarter ending September 30, 2020:

●	Revenue in the range of $200 million to $210 million.

●	GAAP gross margin between 55.2% and 55.8%. Non-GAAP (1) gross margin between 55.5% and 56.1%, which excludes an estimated impact of stock-based compensation expenses of 0.3%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $70.7 million and $74.7 million. Non-GAAP (1) R&D and SG&A expenses between $50.2 million and $52.2 million, which excludes estimated stock-based compensation expenses in the range of $20.5 million to $22.5 million.

●	Total stock-based compensation expense of $21.2 million to $23.2 million.

●	Litigation expenses ranging between $1.8 million and $2.2 million.

●	Interest income of $1.5 million to $1.7 million.

●	Fully diluted shares outstanding between 46.5 million and 47.5 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income (expense), net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income (expense), net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP other income (expense), net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, July 28, 2020. You can access the webinar, free of charge, at: https://mpsic.zoom.us/j/96497779610. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS' products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS' schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adopting of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak first identified in December 2019, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS' financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS’s Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on February 28, 2020 and our quarterly report on Form 10-Q filed with the SEC on May 11, 2020. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is based in the United States. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	June 30,	December 31,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$156,483	$172,960
Short-term investments	355,840	282,437
Accounts receivable, net	55,136	52,704
Inventories	152,119	127,500
Other current assets	29,286	19,605
Total current assets	748,864	655,206
Property and equipment, net	251,980	228,315
Long-term investments	3,032	3,138
Goodwill	6,571	6,571
Deferred tax assets, net	13,432	17,193
Other long-term assets	47,276	45,952
Total assets	$1,071,155	$956,375

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$45,169	$27,271
Accrued compensation and related benefits	32,785	26,164
Other accrued liabilities	58,831	44,790
Total current liabilities	136,785	98,225
Income tax liabilities	35,624	37,596
Other long-term liabilities	49,801	47,063
Total liabilities	222,210	182,884
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 44,911 and 43,616, respectively	605,165	549,517
Retained earnings	247,864	229,450
Accumulated other comprehensive loss	(4,084)	(5,476)
Total stockholders’ equity	848,945	773,491
Total liabilities and stockholders’ equity	$1,071,155	$956,375

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue	$186,209	$151,007	$351,987	$292,370
Cost of revenue	83,616	67,782	157,947	131,139
Gross profit	102,593	83,225	194,040	161,231
Operating expenses:
Research and development	31,673	27,545	57,629	53,003
Selling, general and administrative	40,883	35,058	73,047	65,611
Litigation expense	2,082	503	4,423	781
Total operating expenses	74,638	63,106	135,099	119,395
Income from operations	27,955	20,119	58,941	41,836
Other income, net	5,200	2,229	3,486	5,569
Income before income taxes	33,155	22,348	62,427	47,405
Income tax expense (benefit)	2,988	1,655	(3,495)	531
Net income	$30,167	$20,693	$65,922	$46,874

Net income per share:
Basic	$0.67	$0.48	$1.48	$1.09
Diluted	$0.64	$0.45	$1.41	$1.03
Weighted-average shares outstanding:
Basic	44,785	43,109	44,620	42,929
Diluted	46,831	45,483	46,750	45,358

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Cost of revenue	$642	$663	$1,199	$1,193
Research and development	4,962	5,412	9,332	9,841
Selling, general and administrative	15,440	16,634	29,075	27,685
Total stock-based compensation expense	$21,044	$22,709	$39,606	$38,719

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income	$30,167	$20,693	$65,922	$46,874
Net income as a percentage of revenue	16.2%	13.7%	18.7%	16.0%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	21,044	22,709	39,606	38,719
Amortization of acquisition-related intangible assets	-	51	-	102
Deferred compensation plan expense	460	151	554	15
Tax effect	(1,111)	(1,739)	(11,189)	(5,937)
Non-GAAP net income	$50,560	$41,865	$94,893	$79,773
Non-GAAP net income as a percentage of revenue	27.2%	27.7%	27.0%	27.3%

Non-GAAP net income per share:
Basic	$1.13	$0.97	$2.13	$1.86
Diluted	$1.08	$0.92	$2.03	$1.76

Shares used in the calculation of non-GAAP net income per share:
Basic	44,785	43,109	44,620	42,929
Diluted	46,831	45,483	46,750	45,358

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Gross profit	$102,593	$83,225	$194,040	$161,231
Gross margin	55.1%	55.1%	55.1%	55.1%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	642	663	1,199	1,193
Deferred compensation plan expense	460	-	406	-
Amortization of acquisition-related intangible assets	-	51	-	102
Non-GAAP gross profit	$103,695	$83,939	$195,645	$162,526
Non-GAAP gross margin	55.7%	55.6%	55.6%	55.6%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Total operating expenses	$74,638	$63,106	$135,099	$119,395

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(20,402)	(22,046)	(38,407)	(37,526)
Deferred compensation plan (expense) income	(3,572)	(772)	30	(2,571)
Non-GAAP operating expenses	$50,664	$40,288	$96,722	$79,298

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Total operating income	$27,955	$20,119	$58,941	$41,836

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	21,044	22,709	39,606	38,719
Amortization of acquisition-related intangible assets	-	51	-	102
Deferred compensation plan expense	4,032	772	377	2,571
Non-GAAP operating income	$53,031	$43,651	$98,924	$83,228

RECONCILIATION OF OTHER INCOME, NET, TO NON-GAAP OTHER INCOME, NET

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Total other income, net	$5,200	$2,229	$3,486	$5,569

Adjustments to reconcile other income, net to non-GAAP other income, net:
Deferred compensation plan (income) expense	(3,572)	(620)	177	(2,556)
Non-GAAP other income, net	$1,628	$1,609	$3,663	$3,013

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Total income before income taxes	$33,155	$22,348	$62,427	$47,405

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	21,044	22,709	39,606	38,719
Amortization of acquisition-related intangible assets	-	51	-	102
Deferred compensation plan expense	460	151	554	15
Non-GAAP income before income taxes	$54,659	$45,259	$102,587	$86,241

2020 THIRD QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending
	September 30, 2020
	Low	High
Gross margin	55.2%	55.8%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	55.5%	56.1%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	September 30, 2020
	Low	High
R&D and SG&A expense	$70,700	$74,700
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(20,500)	(22,500)
Non-GAAP R&D and SG&A expense	$50,200	$52,200